UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2022

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2022, our Board of Directors adopted a revised Non-Employee Director Compensation Program and Stock Ownership Guidelines (the “Director Compensation Plan”) in order to decrease the number of options to be granted to each non-employee director in connection with the Company’s annual grant of stock options. A copy of the Director Compensation Plan is filed herewith as Exhibit 10.1.

Also on December 29, 2022, we completed our annual grant of stock options to employees, including executive officers, and directors of the Company. The annual grant is intended to recognize employees who meet certain employment criteria and retain key employees. The exercise price of the options is based on the closing price of our common stock of $1.08 per share on December 29, 2022, and the options granted to executive officers and directors vest in three equal tranches on the first, second and third anniversary of the grant date. All options vest upon change of control and as otherwise provided in an executive officer’s employment agreement. Each director received 20,000 options pursuant to the Director Compensation Plan and each executive officer received grants as follows:

•	Amy Trombly, Chief Executive Officer: 40,000 options;
•	Chad White, Chief Financial Officer: a prorated amount of 9,753 options based on Mr. White’s start of employment with the Company on October 3, 2022; and
•	Bruce Thornton, Chief Operations Officer: 40,000 options.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Sonoma Pharmaceuticals, Inc. Non-Employee Director Compensation Program and Stock Ownership Guidelines, revised by the Board of Directors on December 29, 2022.
104	Cover Page Interactive Data File (formatted in inline XBRL in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: December 30, 2022	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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